Dated: October 31, 2006

Rate Cap Transaction

Re: BNY Reference No. 38494

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York, and Deutsche Bank National Trust Company, not in its individual capacity, but solely as administrator (in such capacity, the “Administrator”) under the Yield Maintenance Allocation Agreement (the “Yield Maintenance Allocation Agreement”) dated as of October 31, 2006, among the Administrator, Greenwich Capital Financial Products, Inc. (“GCFP”) and Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee ( the “Trustee”) under the Pooling and Servicing Agreement, dated as of October 31, 2006, among Greenwich Capital Acceptance, Inc., as depositor (the “Depositor”), GCFP, as seller (the “Seller”) and the Trustee (the “Pooling and Servicing Agreement”). The Administrator, on behalf of the Harborview 2006-SB1 Yield Maintenance Trust is referred to herein as the “Counterparty”. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.           Form of Agreement. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”). An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2.	Certain Terms. The terms of the particular Transaction to which this Confirmation relates are as follows:

	Type of Transaction:	Rate Cap

Notional Amount:
With respect to any Calculation Period lesser of: (i) the amount set forth for such period on Schedule I attached hereto for such Calculation Period and (ii) the aggregate principal balance of the Class A-1A, Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (as defined in the Pooling and Servicing Agreement) for such Floating Rate Payer Payment Date.

The Administrator shall make available each month via the Administrator’s website a statement containing the aggregate Certificate Principal Balance of the Class A-1A, Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates as of the first day of such Calculation Period and shall notify BNY at least five (5) Business Days prior to the related Floating Rate Payer Payment Date of the aggregate Certificate Principal Balance of the Class A-1A, Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates as of the first day of such Calculation Period and shall send such notification to BNY provided, however, that if the Administrator shall not provide such notification, BNY is permitted to rely upon the statement of Certificate Principal Balance of the Class A-1A, Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates made available on the Administrator’s website. The Administrator’s internet website shall initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the the Administrator’s investor relations desk at (800) 735-7777.

	Trade Date:	October 30, 2006

	Effective Date:	November 19, 2008

	Termination Date:	August 19, 2012, subject to adjustment in accordance with the Following Business Day Convention.

FIXED AMOUNTS

	Fixed Amount Payer:	Counterparty

	Fixed Amount:	USD 249,000.00

Fixed Amount Payer
Payment Date:	October 31, 2006

FLOATING AMOUNTS

Floating Rate Payer:	BNY

Cap Rate:	For each Calculation Period, as set forth for such period on Schedule I attached hereto.

Floating Rate for initial
Calculation Period:	To be determined

Floating Rate Day Count
Fraction:	Actual/360

Floating Rate Option:	USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a Calculation Period is greater than 9.00% then the Floating Rate Option for such Calculation Period shall be deemed equal to 9.00%.

Designated Maturity:	One month

Spread:	Inapplicable

Floating Rate Payer
Period End Dates:	The 19th day of each month, beginning on December 19, 2008 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Reset Dates:	The first day of each Calculation Period or Compounding Period, if Compounding is applicable.

Compounding:	Inapplicable

Business Days for Payments
By both parties:	New York

Calculation Agent:	BNY

3.	Additional Provisions:

1)           Reliance. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

2)           Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Dominion Bond Rating Service (“DBRS”), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

4.	Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)	No Netting Between Transactions. The parties agree that subparagraph (ii) of Section 2(c) will apply to any Transaction.

2)	Termination Provisions. Subject to the provisions of Paragraph 4(11) below, for purposes of the Master Agreement:

(a)	“Specified Entity” is not applicable to BNY or the Counterparty for any purpose.

(b)	The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

(c)	The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

(d)	The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

(e)	“Default under Specified Transaction” is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

(f)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

(g)
The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words “trustee” and “custodian” in Section 5(a)(vii)(6) will not include the Trustee; and the words “specifically authorized ” are inserted before the word “action” in Section 5(a)(vii)(9).

(h)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

(i)	The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to the Counterparty.

(j)	Payments on Early Termination. For the purpose of Section 6(e):

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(k)	“Termination Currency” means United States Dollars.

(l)	No Additional Amounts Payable by Counterparty. The Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) or 2(d)(ii).

3)	Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)	the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii)
the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

(iii)
the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)	Payee Representations. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

(i)	The following representation will apply to BNY:

(x) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)	The following representation will apply to the Counterparty:

The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)	Documents to be delivered. For the purpose of Section 4(a):

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes

(b)	Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BNY
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.
		Upon the execution and delivery of this Agreement	Yes

Counterparty
(i) a copy of the executed Pooling and Servicing Agreement, Yield Maintenance Allocation Agreement and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty.
		Upon the execution and delivery of this Agreement	Yes

BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes

BNY	Legal Opinion as to enforceability of the Agreement.	Upon the execution and delivery of this Agreement.	Yes

5)	Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a):

Address for notices or communications to BNY:

The Bank of New York
Swaps and Derivative Products Group
Global Market Division
32 Old Slip 15th Floor
New York, New York 10286
Attention: Steve Lawler

with a copy to:

The Bank of New York
Swaps and Derivative Products Group
32 Old Slip 16th Floor
New York, New York 10286
Attention: Andrew Schwartz
Tele: 212-804-5103
Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attn: Harborview 2006-SB1

(b)	Process Agent. For the purpose of Section 13(c):

BNY appoints as its Process Agent:      Not Applicable

The Counterparty appoints as its Process Agent:      Not Applicable

(c)
Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c):

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BNY.

(f)	Credit Support Document.	Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

(g)	Credit Support Provider.

	BNY:	Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

	Counterparty:	Not Applicable

(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)
Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(k)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)
Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Harborview Mortgage Loan Trust 2006-SB1 created pursuant to the Pooling and Servicing Agreement (the “Issuing Entity”) and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Issuing Entity and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Issuing Entity and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive. This provision shall survive the expiration of this Agreement.

(m)
Limitation on Institution of Bankruptcy Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the expiration of this Agreement.

(n)	Remedy of Failure to Pay or Deliver. The ISDA Form Master Agreement is hereby amended by replacing the word “third” in the third line of Section 5(a)(i) by the word “second”.

(o)
“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)
Administrator’s Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Administrator (i) this Confirmation is executed and delivered by Deutsche Bank National Trust Company, not in its individual capacity but solely as Administrator pursuant to the Yield Maintenance Allocation Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Administrator but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will Deutsche Bank National Trust Company , in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)	Administrator’s Representation. Deutsche Bank National Trust Company, as Administrator, represents and warrants that:

It has been directed under the Yield Maintenance Allocation Agreementto enter into this letter agreement as Administrator on behalf of the Counterparty.

(r)
Amendment to the Yield Maintenance Allocation Agreement and the Pooling and Servicing Agreement. Notwithstanding any provisions to the contrary in the Yield Maintenance Allocation Agreement and the Pooling and Servicing Agreement, none of the Depositor, Seller, or the Administrator shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

6)	Additional Representations. Section 3 is hereby amended by adding, at the end thereof, the following Sections 3(g) and 3(h):

“(g)	Relationship Between Parties.

(1)
Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)    Evaluation and Understanding.

(i)
Each Party acknowledges that Deutsche Bank National Trust Company, has been directed under the Yield Maintenance Allocation Agreementto enter into this Transaction as Administrator on behalf of the Counterparty.

(ii)
It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(iii)
It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)	Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)
Exclusion from Commodities Exchange Act. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

7)
Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) shall not apply for purposes of this Transaction.

8)	Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to BNY as the sole Affected Party (unless otherwise provided below):

(i)           Downgrade. BNY fails to comply with the Downgrade Provisions as set forth in Paragraph 4(9). BNY shall be the sole Affected Party.

(ii)           Provision of Information Required by Regulation AB. BNY shall fail to comply with the provisions of Paragraph 4(10) below within the time provided for therein. BNY shall be the sole Affected Party.

9)    Ratings Downgrade. For purposes of each Transaction:

(i)	Certain Definitions.

(A)           “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Administrator shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(B)           “Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

(x)           a short-term unsecured and unsubordinated debt rating of “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of ”A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of “Aa3” (not on watch for downgrade) by Moody’s, and

(y)           a short-term unsecured and unsubordinated debt rating of “A-1” by S&P or a long-term unsecured and unsubordinated debt rating of “A+” by S&P.

(C)           A “Collateralization Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)           its short-term unsecured and unsubordinated debt rating is reduced to “P-1” (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to ”A1” (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3” (and is on watch for downgrade) or below) by Moody’s, or

(y)           its short-term unsecured and unsubordinated debt rating is reduced below “A-1” or its long-term unsecured and unsubordinated debt rating of “A+” by S&P.

(D)           A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)           its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)           its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P.

For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within thirty (30) days (or, in the case of a Ratings Event, ten (10) Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(ii)           Actions to be Taken Upon Occurrence of Event. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

(A)           Collateralization Event. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

(1)           post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

(2)           assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(3)           obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(4)           establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

(B)           Ratings Event. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(1)           assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

(2)           obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(3)           establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

10)	Compliance with Regulation AB.

(a)
It shall be a swap disclosure event (“Swap Disclosure Event”) if, at any time after the date hereof, the Trustee (acting on behalf of the Depositor or the Sponsor) notifies BNY that the aggregate “significance percentage” (calculated in accordance with the provisions of Item 1115 of Regulation AB) of all derivative instruments provided by BNY and any of its affiliates to Counterparty (collectively, the “Aggregate Significance Percentage”) is 10% or more.

(b)
Upon the occurrence of a Swap Disclosure Event, BNY, at its own cost and expense (and without any expense or liability to the Depositor, the Sponsor, the Underwriters, the Depositor, the Trustee or the Issuing Entity), shall take one of the following actions: (i) provide to the Sponsor and the Depositor: (x) if the Aggregate Significance Percentage is 10% or more, but less than 20%, the information required under Item 1115(b)(1) of Regulation AB or (y) if the Aggregate Significance Percentage is 20% or more, within five (5) Business Days, the information required under Item 1115(b)(2) of Regulation AB; or (ii) assign its rights and delegate its obligations under the Transaction to a counterparty with the Approved Ratings Thresholds (or which satisfies the Rating Agency Condition), that (x) provides the information specified in clause (i) above to the Depositor and Sponsor and (y) enters into documentation substantially similar to the documentation then in place between BNY and the Counterparty.

(c)
For so long as the Aggregate Significance Percentage is 10% or more, BNY shall provide any updates to the information provided pursuant to clause (b) above to the Sponsor and the Depositor within five (5) Business Days following availability thereof (but in no event more than 45 days after the end of each of BNY’s fiscal quarter for any quarterly update, and in no even more than 90 days after the end of each of BNY’s fiscal year for any annual update).

(d)
All information provided pursuant to clauses (b) and (c) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such information, if audited, shall be accompanied by any necessary auditor’s consents or, if such information is unaudited, shall be accompanied by an appropriate agreed-upon procedures letter from BNY’s accountants. If permitted by Regulation AB, any such information may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

11)
Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

12)
BNY Payments to be made to the Administrator. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to Deutsche Bank National Trust Company in its capacity as Administrator. Payment made to Deutsche Bank National Trust Company at the account specified herein or to another account specified in writing by Deutsche Bank National Trust Company shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.	Account Details and Settlement Information:

Payments to BNY:

The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attention: Renee Etheart
ABA #021000018
Account #890-0068-175
Reference: Interest Rate Swap

Payments to Counterparty:

Deutsche Bank Trust Company - Americas
ABA: 021001033
Bene Acct: 014-19-663
Bene Acct Name: NYLTD Funds Control - Stars West
Attn: Radha Nilakantan HVMLT 2006-SB1

6. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:  /s/ Renee Etheart
Name: Renee Etheart
Title: Vice President

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HARBORVIEW MORTGAGE LOAN TRUST 2006-SB1
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT INDIVIDUALLY, BUT SOLELY AS ADMINISTRATOR ON BEHALF OF HARBORVIEW 2006-SB1 YIELD MAINTENANCE TRUST

By:  /s/ Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day
Convention.

Accrual Start Date	Accrual End Date	Notional Amount (in USD)	Cap Rate (%)
11/19/08	12/19/08	202,750,403.27	8.935210
12/19/08	01/19/09	195,829,612.99	8.841110
01/19/09	02/19/09	189,144,409.45	8.745640
02/19/09	03/19/09	182,686,789.64	8.648810
03/19/09	04/19/09	176,449,022.01	8.550330
04/19/09	05/19/09	170,423,637.26	8.450410
05/19/09	06/19/09	164,603,419.46	8.349630
06/19/09	07/19/09	158,981,397.44	8.247180
07/19/09	08/19/09	153,550,836.57	8.142700
08/19/09	09/19/09	148,305,230.62	8.036330
09/19/09	10/19/09	143,238,294.18	7.927810
10/19/09	11/19/09	138,343,955.01	7.610610
11/19/09	12/19/09	133,616,346.95	7.567410
12/19/09	01/19/10	129,049,802.88	7.521900
01/19/10	02/19/10	124,638,847.97	7.473790
02/19/10	03/19/10	120,378,193.17	7.422910
03/19/10	04/19/10	116,262,728.93	7.369080
04/19/10	05/19/10	112,287,519.09	7.312260
05/19/10	06/19/10	108,447,795.04	7.272620
06/19/10	07/19/10	104,738,949.97	7.377700
07/19/10	08/19/10	101,156,533.49	7.318720
08/19/10	09/19/10	97,696,246.24	7.256200
09/19/10	10/19/10	94,353,934.79	7.189700
10/19/10	11/19/10	91,125,586.75	7.120290
11/19/10	12/19/10	88,007,325.91	7.047840
12/19/10	01/19/11	84,995,407.63	6.972230
01/19/11	02/19/11	82,086,214.48	6.893310
02/19/11	03/19/11	79,276,251.79	6.810930
03/19/11	04/19/11	76,562,143.57	6.724960
04/19/11	05/19/11	73,940,628.48	6.695010

05/19/11	06/19/11	71,408,555.91	6.678310
06/19/11	07/19/11	68,962,882.25	6.660890
07/19/11	08/19/11	66,600,667.27	6.642700
08/19/11	09/19/11	48,811,476.59	6.021329
09/19/11	10/19/11	45,460,195.89	6.146389
10/19/11	11/19/11	43,720,871.75	6.277258
11/19/11	12/19/11	42,051,169.19	6.407300
12/19/11	01/19/12	40,448,326.14	6.544909
01/19/12	02/19/12	38,909,679.09	6.669807
02/19/12	03/19/12	37,432,664.72	6.801413
03/19/12	04/19/12	34,598,013.21	6.908352
04/19/12	05/19/12	33,290,427.74	7.018172
05/19/12	06/19/12	32,035,117.18	7.152600
06/19/12	07/19/12	30,823,502.59	7.270001
07/19/12	08/19/12	29,649,645.25	7.378183